UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 17, 2024

10X CAPITAL VENTURE ACQUISITION CORP. III
(Exact name of registrant as specified in its charter)

Cayman Islands	001-41216	98-1611637
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 World Trade Center, 85th Floor
New York, New York	10007
(Address of principal executive offices)	(Zip Code)

(212) 257-0069
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, par value $0.0001, and one-half of one redeemable warrant	VCXB.U	NYSE American LLC
Class A ordinary shares, par value $0.0001 per share	VCXB	NYSE American LLC
Warrants, each whole warrant exercisable for one Class A ordinary share, each at an exercise price of $11.50 per share	VCXB WS	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 17, 2024, 10X Capital Venture Acquisition Corp. III, a Cayman Islands exempted company (“10X III”), received a written notice (the “Notice”) from New York Stock Exchange Regulation, Inc. indicating that 10X III was not in compliance with the NYSE American LLC’s (“NYSE American”) continued listing standards because 10X III did not timely file its Annual Report on Form 10-K for the fiscal year ended December 31, 2023 (the “Annual Report”), which was due on April 16, 2024.

The Notice provides that 10X III has a period of six months from the due date of the Annual Report (the “Cure Period”) to file such report and that 10X III can regain compliance with the NYSE American’s continued listing standards at any time before that date by filing the Annual Report with the U.S. Securities and Exchange Commission (“SEC”) and any other subsequent reports that are required to be filed during the cure period. 10X III intends to cure its non-compliance with the continued listing standards of the NYSE American by filing the Annual Report within the Cure Period.

The Notice has no immediate effect on the listing of 10X III’s securities on the NYSE American.

10X III issued a press release announcing the foregoing, which press release is attached to this Current Report on Form 8-K as exhibit 99.1.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. 10X III intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements generally are accompanied by words such as “will,” “expect,” “anticipated,” “estimated,” “believe,” “intend,” “plan,” “projection,” “outlook” or words of similar meaning. All statements contained in this Current Report on Form 8-K other than statements of historical fact should be considered forward-looking statements, including without limitation the timing for when 10X III will file its Annual Report. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside 10X III’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements, including the risks, uncertainties, and assumptions described in 10X III’s Annual Report on Form 10-K for the year ended December 31, 2022, filed with the SEC, as updated by 10X III’s other filings it files with or furnishes to the SEC. Any forward-looking statements made herein speak only as of the date of this press release or to conform these statements to actual results or revised expectations. 10X III does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated April 23, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 23, 2024

10X CAPITAL VENTURE ACQUISITION CORP. III

By:	/s/ David Weisburd
Name:	David Weisburd
Title:	Chief Executive Officer

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